Exhibit 99.1

Independent Accountants’ Report on Applying Agreed-Upon Procedures

American Honda Finance Corporation (the “Company”)

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BAML”)

Barclays Capital Inc.

Mitsubishi UFJ Securities (USA), Inc.

(collectively, the “Specified Parties”)

Re: Honda Auto Receivables 2016-2 Owner Trust, Asset Backed Notes, Series 2016-2

We have performed the procedures described below, which were agreed to by the Specified Parties, solely to assist the Specified Parties with certain information pertaining to a portfolio of motor vehicle retail installment sale contracts which we were informed are intended to be included as collateral in the offering of the Honda Auto Receivables 2016-2 Owner Trust, Asset Backed Notes, Series 2016-2. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

•	The term “Receivables” means retail installment sales contracts executed by obligors in respect of a financed new or used Honda or Acura automobile or light-duty truck.

I.	The Receivables

On April 8, 2016, the Company provided us with an electronic data file containing certain information related to 99,492 Receivables as of March 31, 2016 (the “Data File”). The Company is responsible for the information set forth in the Data File. We were instructed by the Specified Parties to select a random sample of Receivables utilizing a confidence level of 99.0%, an expected error rate of 2.0%, and a maximum estimated error occurrence rate (the upper error limit) for each of the attributes not to exceed 5.0%. The selection criteria resulted in a sample of 287 Receivables (the “Selected Receivables,” as listed in Exhibit A attached hereto).

KPMG LLP is a Delaware limited liability partnership, the U.S. member firm of KPMG International Cooperative (“KPMG International”), a Swiss entity.

Honda Auto Receivables 2016-2 Owner Trust, Asset Backed Notes, Series 2016-2

May 2, 2016

For each of the Selected Receivables, we compared the attributes listed below to the corresponding information appearing on or derived from a copy of the applicable Receivable file document(s) provided to us by the Company (the “Receivable File Documents”).

The Specified Parties indicated that the absence of any of the Receivable File Documents noted below or the inability to agree the indicated information from the Data File to the Receivable File Documents or other information for each of the attributes identified constituted an exception. The Receivable File Documents are listed in the order of priority until such attribute was compared.

Attributes	Receivable File Document(s)

First Payment Date	Installment Sale Contract or Extension Agreement and instructions provided by the Company described below
Receivable Number	Installment Sale Contract

Original Amount Financed	Installment Sale Contract

Original Term	Installment Sale Contract and instructions provided by the Company described below
Scheduled Monthly Payment

Installment Sale Contract, “Contract Information” screenshot from the Company’s Customer Account Servicing System (“CASS”), or Revised Truth-In Lending Disclosure Letter and instructions provided by the Company described below

Annual Percentage Rate (“APR”)	Installment Sale Contract, “Contract Information” screenshot from CASS, or Revised Truth-In Lending Disclosure Letter and instructions provided by the Company described below
New or Used	Installment Sale Contract and instructions provided by the Company described below
Collateral Type (Honda or Acura)	Installment Sale Contract

Loan Type (Simple Interest)	Installment Sale Contract

Honda Auto Receivables 2016-2 Owner Trust, Asset Backed Notes, Series 2016-2

May 2, 2016

Attributes	Receivable File Document(s)

Origination Date	Installment Sale Contract

Origination Dealer State	Installment Sale Contract

Original Maturity Date	Installment Sale Contract or “Contract Information” screenshot from CASS and instructions provided by the Company described below
Model	Installment Sale Contract

Current Maturity Date, if applicable	Installment Sale Contract, “Contract Information” screenshot from CASS, or Extension Agreement and instructions provided by the Company described below
Legal Owner or Lien Holder Name	Certificate of Title, Title Application, or E-Certificate of Title from DealerTrack and instructions provided by the Company described below
Presence of Credit Application	Credit Application

Presence of Certificate of Title	Certificate of Title, Title Application, or E-Certificate of Title Report from DealerTrack and instructions provided by the Company described below
Presence of Agreement to Provide Insurance	Agreement to Furnish Insurance

Presence of Truth-in-Lending Disclosure Statement	Installment Sale Contract or Revised Truth-In Lending Disclosure Letter

Presence of Installment Sale Contract	Installment Sale Contract

The Company instructed us to consider First Payment Date, Original Maturity Date, and Current Maturity Date to be in agreement if the difference between the dates on the Data File and the dates on the respective Installment Sale Contract were not greater than 25 days. We were informed that the Company will permit the First Payment Date to be extended for 25 days or less at the obligor’s request. We were also informed that when such an extension was granted, an Extension Agreement was not generated.

The Company instructed us to consider Selected Receivables with First Payment Dates, Original Maturity Dates, and Current Maturity Dates on the 28th, 29th, 30th and 31st of the month in the respective Installment Sale Contract to be in agreement if the Selected Receivables information on the Data File stated the First Payment Date, Original Maturity Date and Current Maturity Date was the first day of the following month. We were informed by the Company that CASS does not permit payment dates on the 28th, 29th, 30th, and 31st. Per the Company, CASS will adjust those dates to the first day of the following month and the Company will notify the obligor, via written notice, of the change in dates.

Honda Auto Receivables 2016-2 Owner Trust, Asset Backed Notes, Series 2016-2

May 2, 2016

In the event Original Term did not agree to the number of payments stated on the Installment Sale Contract, we were instructed by the Company to recompute the Original Term based on the number of months between the Origination Date and the Original Maturity Date stated on the Installment Sale Contract.

In the event Scheduled Monthly Payment or APR did not agree to the amount stated on the Installment Sale Contract, we were instructed by the Company to compare Scheduled Monthly Payment or APR to the amount stated on the “Contract Information” screenshot from CASS or the Revised Truth-In Lending Disclosure Letter.

The Company instructed us to consider APR to be in agreement if the difference between the APR on the Data File and the APR stated on the Installment Sale Contract was not greater than 0.01%.

The Company instructed us to consider a vehicle to be “New” if the Installment Sale Contract stated “Demo” and the odometer reading per the Installment Sale Contract was less than 6,000 miles.

In the event Current Maturity Date did not agree to the date stated on the Installment Sale Contract, we were instructed by the Company to compare Current Maturity Date to the date stated on the “Contract Information” screenshot from CASS or to information contained on the Extension Agreement.

In the event Original Maturity Date was not stated on the Installment Sale Contract, we were instructed by the Company to recompute the Original Maturity Date by adding the Original Term per the Installment Sale Contract to the First Payment Date stated on the Installment Sale Contract. In addition, in the event an Extension Agreement was present in the Receivable File Documents, we were instructed by the Company to compare the Current Maturity Date indicated on the Data File to the information contained on the Extension Agreement.

We were instructed by the Company that the names “American Honda Finance,” “AHFC,” “American Honda Finance Corp,” “American Honda Fin Corp,” “American Honda Fin.,” “Honda Finance Corp,” “Am Honda Fin Corp,” “Honda Financial Services,” “Honda Finance Corporation,” “American Honda Corporation,” “Honda Finance,” “Honda American Fin Corp,” “American Honda Finance Co,” “American Honda Finance Corporation,” “American Honda Finance Corpora,” “American Honda Finance Cor.,” “American Honda Fin Corp,” “American Honda Finance C,” ”American Honda,” “American Honda Finance Inc,” “American Honda Financial Corp,” “American Honda Finan Corp,” “American Honda Finance Company,” “Amercn Fin Corp,” and “American Honda Finance Corporat” were acceptable Legal Owner or Lien Holder Names for the Company.

Honda Auto Receivables 2016-2 Owner Trust, Asset Backed Notes, Series 2016-2

May 2, 2016

In the event the Certificate of Title or Title Application was not available, we were instructed by the Company to utilize the Receipt for RD-108 Dealer Transaction, Notice of Lien, Confirmation of Lien Perfection, Perfected Title, Receipt for RD-101 Dealer’s Report of Sale, RD-101 Dealer’s Report of Sale, Notice of Security Interests, Application for Registration of New Vehicle, Guarantee of Title or Manufacturer’s Certificate of Origin to compare Legal Owner or Lien Holder Name. In addition, the Company instructed us to utilize the E-Certificate of Title Report from DealerTrack if the Title Application stated the title was electronically filed.

The information regarding the Selected Receivables was found to be in agreement with the respective information on the Receivable File Documents. Based on the results of the procedures performed, there is a 99.0% confidence level that the maximum estimated error occurrence rate for each of the attributes does not exceed 5.0%. There were no conclusions that resulted from our procedures.

We were not engaged to, and did not, conduct an audit, examination or review, the objectives of which would be the expression of an opinion or conclusion on the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on methodologies and information included in the Data File and information and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Receivables or as to the conformity of their respective characteristics with those assumed for purposes of the comparisons and recomputations described herein, (ii) the reliability or accuracy of the Receivable File Documents, the Data File, or data and documents furnished to us by the Company which were used in our procedures, or (iii) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

Honda Auto Receivables 2016-2 Owner Trust, Asset Backed Notes, Series 2016-2

May 2, 2016

This report is intended solely for the information and use of American Honda Finance Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., and Mitsubishi UFJ Securities (USA), Inc. It is not intended to be and should not be used by any other person or entity, including investors or the NRSRO’s, whom are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

May 2, 2016

THE FOLLOWING PAGE CONSTITUTES EXHIBIT A.

Exhibit A
The Selected Receivables

Selected Receivable #	Receivable #	Selected Receivable #	Receivable #	Selected Receivable #	Receivable #	Selected Receivable #	Receivable #	Selected Receivable #	Receivable #
1	20162001	61	20162061	121	20162121	181	20162181	241	20162241
2	20162002	62	20162062	122	20162122	182	20162182	242	20162242
3	20162003	63	20162063	123	20162123	183	20162183	243	20162243
4	20162004	64	20162064	124	20162124	184	20162184	244	20162244
5	20162005	65	20162065	125	20162125	185	20162185	245	20162245
6	20162006	66	20162066	126	20162126	186	20162186	246	20162246
7	20162007	67	20162067	127	20162127	187	20162187	247	20162247
8	20162008	68	20162068	128	20162128	188	20162188	248	20162248
9	20162009	69	20162069	129	20162129	189	20162189	249	20162249
10	20162010	70	20162070	130	20162130	190	20162190	250	20162250
11	20162011	71	20162071	131	20162131	191	20162191	251	20162251
12	20162012	72	20162072	132	20162132	192	20162192	252	20162252
13	20162013	73	20162073	133	20162133	193	20162193	253	20162253
14	20162014	74	20162074	134	20162134	194	20162194	254	20162254
15	20162015	75	20162075	135	20162135	195	20162195	255	20162255
16	20162016	76	20162076	136	20162136	196	20162196	256	20162256
17	20162017	77	20162077	137	20162137	197	20162197	257	20162257
18	20162018	78	20162078	138	20162138	198	20162198	258	20162258
19	20162019	79	20162079	139	20162139	199	20162199	259	20162259
20	20162020	80	20162080	140	20162140	200	20162200	260	20162260
21	20162021	81	20162081	141	20162141	201	20162201	261	20162261
22	20162022	82	20162082	142	20162142	202	20162202	262	20162262
23	20162023	83	20162083	143	20162143	203	20162203	263	20162263
24	20162024	84	20162084	144	20162144	204	20162204	264	20162264
25	20162025	85	20162085	145	20162145	205	20162205	265	20162265
26	20162026	86	20162086	146	20162146	206	20162206	266	20162266
27	20162027	87	20162087	147	20162147	207	20162207	267	20162267
28	20162028	88	20162088	148	20162148	208	20162208	268	20162268
29	20162029	89	20162089	149	20162149	209	20162209	269	20162269
30	20162030	90	20162090	150	20162150	210	20162210	270	20162270
31	20162031	91	20162091	151	20162151	211	20162211	271	20162271
32	20162032	92	20162092	152	20162152	212	20162212	272	20162272
33	20162033	93	20162093	153	20162153	213	20162213	273	20162273
34	20162034	94	20162094	154	20162154	214	20162214	274	20162274
35	20162035	95	20162095	155	20162155	215	20162215	275	20162275
36	20162036	96	20162096	156	20162156	216	20162216	276	20162276
37	20162037	97	20162097	157	20162157	217	20162217	277	20162277
38	20162038	98	20162098	158	20162158	218	20162218	278	20162278
39	20162039	99	20162099	159	20162159	219	20162219	279	20162279
40	20162040	100	20162100	160	20162160	220	20162220	280	20162280
41	20162041	101	20162101	161	20162161	221	20162221	281	20162281
42	20162042	102	20162102	162	20162162	222	20162222	282	20162282
43	20162043	103	20162103	163	20162163	223	20162223	283	20162283
44	20162044	104	20162104	164	20162164	224	20162224	284	20162284
45	20162045	105	20162105	165	20162165	225	20162225	285	20162285
46	20162046	106	20162106	166	20162166	226	20162226	286	20162286
47	20162047	107	20162107	167	20162167	227	20162227	287	20162287
48	20162048	108	20162108	168	20162168	228	20162228
49	20162049	109	20162109	169	20162169	229	20162229
50	20162050	110	20162110	170	20162170	230	20162230
51	20162051	111	20162111	171	20162171	231	20162231
52	20162052	112	20162112	172	20162172	232	20162232
53	20162053	113	20162113	173	20162173	233	20162233
54	20162054	114	20162114	174	20162174	234	20162234
55	20162055	115	20162115	175	20162175	235	20162235
56	20162056	116	20162116	176	20162176	236	20162236
57	20162057	117	20162117	177	20162177	237	20162237
58	20162058	118	20162118	178	20162178	238	20162238
59	20162059	119	20162119	179	20162179	239	20162239
60	20162060	120	20162120	180	20162180	240	20162240

(*) The Company has assigned a unique eight digit Receivable Number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the Customer Account Numbers.